Exhibit 99.2

DISCLAIMERS		PRELIMINARY DRAFT SUBJECT TO FRE 408
The forecast is based on various assumptions, many of which are subject to changing market conditions.
EMEHC continues to explore ways to address its near term liquidity needs.

Case:	Projections as of 3/9/12 - Spring Outage Scenario

($ millions)	Feb 2012	Mar 2012	Apr 2012	May 2012	Jun 2012	Jul 2012	Aug 2012	Sep 2012	Oct 2012	Nov 2012	Dec 2012

Operating Statistics
Generation (GWh)	855	873	776	442	741	943	946	757	792	779	869
Realized Market Price ($/MWh)	$29.98	$28.71	$28.59	$31.15	$34.22	$37.47	$36.70	$32.84	$31.63	$31.85	$34.86

Revenue
Prior Month Revenue True-up	$—	$(1.7)	$—	$—	$—	$—	$—	$—	$—	$—	$—
MTD Realized Energy	$26.3	$3.3	$—	$—	$—	$—	$—	$—	$—	$—	$—
MTD Realized Transmission Revenue	$0.2	$0.1	$—	$—	$—	$—	$—	$—	$—	$—	$—
BOM Forecasted Energy	$—	$21.8	$21.9	$13.7	$25.2	$35.3	$34.6	$24.7	$25.0	$24.7	$30.1
BOM Forecasted Trans Revenue	$—	$0.2	$0.8	$0.5	$0.5	$1.2	$1.2	$1.2	$0.5	$0.5	$0.5
Current Month Revenue Repayment	$(53.4)	$(38.2)	$(28.5)	$(20.2)	$(32.2)	$(43.2)	$(42.5)	$(32.4)	$(32.2)	$(31.7)	$(37.3)
Prompt Month Revenue Prepayment	$38.2	$28.5	$20.2	$32.2	$43.2	$42.5	$32.4	$32.2	$31.7	$37.3	$45.2
Current Month Capacity Revenue	$5.6	$6.0	$5.8	$6.0	$6.5	$6.7	$6.7	$6.5	$6.7	$6.5	$6.7
Total Net Revenue (1)	$16.8	$19.9	$20.2	$32.2	$43.2	$42.5	$32.4	$32.2	$31.7	$37.3	$45.2

Revenue Account
Ending Balance from Prior Month (2)		$0.3	$—	$—	$—	$—	$—	$—	$—	$—	$—
Plus: Transfer of Total Net Revenue (3)		$19.9	$20.2	$32.2	$43.2	$42.5	$32.4	$32.2	$31.7	$37.3	$45.2
Plus: Transfer of Excess Available from Equity Account (4)		$19.0	$0.7	$—	$—	$—	$—	$—	$—	$—	$—
Cash Available to Fund Operating Account		$39.3	$20.9	$32.2	$43.2	$42.5	$32.4	$32.2	$31.7	$37.3	$45.2
Less: Transfer to Operating Account		$(30.0)	$(20.9)	$(32.2)	$(43.2)	$(42.5)	$(32.4)	$(32.2)	$(31.7)	$(37.3)	$(37.8)
Cash Available to Fund Senior Rent Reserve Requirement		$9.2	$—	$—	$—	$—	$—	$—	$—	$—	$7.4
Less: Transfer to Senior Rent Payment Account		$(8.5)	$—	$—	$—	$—	$—	$—	$—	$—	$(7.4)
Cash Available to Fund Equity Rent Account		$0.7	$—	$—	$—	$—	$—	$—	$—	$—	$—
Less: Transfer to Equity Account		$(0.7)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Ending Balance for Current Month		$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Operating Account
Ending Balance from Prior Month (2)		$28.2	$31.1	$20.9	$9.1	$17.3	$27.7	$24.5	$15.7	$16.5	$21.0
Less: Paid Expenses		$(5.0)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Less: Invoiced/Yet to be Paid Expenses		$(4.9)	$(4.1)	$—	$—	$—	$—	$—	$—	$—	$—
Less: Forecasted Coal Expenses		$(11.3)	$(4.7)	$(18.0)	$(16.8)	$(18.8)	$(23.5)	$(21.5)	$(18.6)	$(20.1)	$(21.2)
Less: Forecasted Planned Overhaul & CapEx		$(3.6)	$(11.1)	$(16.4)	$(10.2)	$(5.2)	$(3.7)	$(4.8)	$(4.7)	$(3.9)	$(2.4)
Less: Forecasted Other O&M Expenses & Lag		$(2.3)	$(11.2)	$(9.6)	$(8.0)	$(8.1)	$(8.4)	$(14.6)	$(7.5)	$(8.8)	$(7.7)
Balance Before End-of-Month Transfer		$1.0	$—	$(23.1)	$(25.9)	$(14.8)	$(7.9)	$(16.4)	$(15.1)	$(16.3)	$(10.2)
Plus: Transfer from Revenue Account		$30.0	$20.9	$32.2	$43.2	$42.5	$32.4	$32.2	$31.7	$37.3	$37.8
Ending Balance for Current Month		$31.1	$20.9	$9.1	$17.3	$27.7	$24.5	$15.7	$16.5	$21.0	$27.6

Senior Rent Payment Account
Ending Balance from Prior Month (2)		$39.9	$48.4	$—	$—	$—	$—	$—	$—	$(47.7)	$(47.7)
Less: Senior Rent Payment		$—	$(48.4)	$—	$—	$—	$—	$—	$(47.7)	$—	$—
Plus: Transfer from Revenue Account		$8.5	$—	$—	$—	$—	$—	$—	$—	$—	$7.4
Ending Balance for Current Month		$48.4	$—	$—	$—	$—	$—	$—	$(47.7)	$(47.7)	$(40.3)

Equity Account
Ending Balance from Prior Month (2)		$19.0	$0.7	$—	$—	$—	$—	$—	$—	$—	$—
Less: Transfer to Revenue Account		$(19.0)	$(0.7)	$—	$—	$—	$—	$—	$—	$—	$—
Balance Before End-of-Month Transfer		$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Plus: Transfer from Revenue Account		$0.7	$—	$—	$—	$—	$—	$—	$—	$—	$—
Ending Balance for Current Month		$0.7	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Funding Shortfall (5)		$—	$—	$(23.1)	$(25.9)	$(14.8)	$(7.9)	$(16.4)	$(62.9)	$(64.0)	$(50.5)

Senior Rent Schedule
Senior Rent Payment		$—	$48.4	$—	$—	$—	$—	$—	$47.7	$—	$—
Senior Rent Reserve Requirement		$8.0	$7.8	$7.8	$7.8	$7.8	$7.8	$7.8	$7.0	$7.0	$7.0
Senior Rent Fees and Expenses		$0.5	$—	$—	$—	$—	$—	$0.7	$—	$—	$—
Target End-of-Month Senior Rent Reserve Balance		$47.9	$7.8	$15.7	$23.5	$31.4	$39.2	$47.0	$7.0	$14.1	$21.1

Notes:

(1)	All netting of revenues takes place at EMMT before Total Net Revenue is transferred to the Revenue Account.
(2)	Starting cash balance as of 3/1/2012.
(3)	Assumes continued prepayment of revenues by EMMT.
(4)	Amounts available in Equity Account can be used to fund Revenue Account.
(5)	Sum of Operating Account Shortfall (Balance Before End-of-Month Transfer from Revenue Account), if any, and Senior Rent Payment Account shortfall, if any.

DISCLAIMERS	PRELIMINARY DRAFT SUBJECT TO FRE 408

The forecast is based on various assumptions, many of which are subject to changing market conditions.

EMEHC continues to explore ways to address its near term liquidity needs.

Case:   Projections as of 3/9/12 - Fall Outage Scenario

($ millions)	Feb 2012	Mar 2012	Apr 2012	May 2012	Jun 2012	Jul 2012	Aug 2012	Sep 2012	Oct 2012	Nov 2012	Dec 2012

Operating Statistics
Generation (GWh)	855	873	1,041	575	723	922	925	740	575	567	869
Realized Market Price ($/MWh)	$29.98	$28.71	$28.58	$31.17	$34.23	$37.48	$36.70	$32.85	$31.76	$32.00	$34.86

Revenue
Prior Month Revenue True-up	$—	$(1.7)	$—	$—	$—	$—	$—	$—	$—	$—	$—
MTD Realized Energy	$26.3	$3.3	$—	$—	$—	$—	$—	$—	$—	$—	$—
MTD Realized Transmission Revenue	$0.2	$0.1	$—	$—	$—	$—	$—	$—	$—	$—	$—
BOM Forecasted Energy	$—	$21.8	$29.7	$17.9	$24.6	$34.5	$33.9	$24.2	$18.2	$18.1	$30.1
BOM Forecasted Trans Revenue	$—	$0.2	$0.8	$0.5	$0.5	$1.2	$1.2	$1.2	$0.5	$0.5	$0.5
Current Month Revenue Repayment	$(53.4)	$(38.2)	$(36.3)	$(24.4)	$(31.6)	$(42.4)	$(41.8)	$(31.9)	$(25.4)	$(25.0)	$(37.3)
Prompt Month Revenue Prepayment	$38.2	$36.3	$24.4	$31.6	$42.4	$41.8	$31.9	$25.4	$25.0	$37.3	$45.2
Current Month Capacity Revenue	$5.6	$6.0	$5.8	$6.0	$6.5	$6.7	$6.7	$6.5	$6.7	$6.5	$6.7
Total Net Revenue (1)	$16.8	$27.8	$24.4	$31.6	$42.4	$41.8	$31.9	$25.4	$25.0	$37.3	$45.2

Revenue Account
Ending Balance from Prior Month (2)		$0.3	$—	$—	$—	$—	$—	$—	$—	$—	$—
Plus: Transfer of Total Net Revenue (3)		$27.8	$24.4	$31.6	$42.4	$41.8	$31.9	$25.4	$25.0	$37.3	$45.2
Plus: Transfer of Excess Available from Equity Account (4)		$19.0	$16.6	$—	$—	$—	$—	$—	$—	$—	$—
Cash Available to Fund Operating Account		$47.1	$41.0	$31.6	$42.4	$41.8	$31.9	$25.4	$25.0	$37.3	$45.2
Less: Transfer to Operating Account		$(21.9)	$(37.5)	$(30.9)	$(33.7)	$(35.1)	$(31.9)	$(25.4)	$(25.0)	$(37.3)	$(45.2)
Cash Available to Fund Senior Rent Reserve Requirement		$25.2	$3.5	$0.7	$8.7	$6.7	$—	$—	$—	$—	$—
Less: Transfer to Senior Rent Payment Account		$(8.5)	$(3.5)	$(0.7)	$(8.7)	$(6.7)	$—	$—	$—	$—	$—
Cash Available to Fund Equity Rent Account		$16.6	$—	$—	$—	$—	$—	$—	$—	$—	$—
Less: Transfer to Equity Account		$(16.6)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Ending Balance for Current Month		$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Operating Account
Ending Balance from Prior Month (2)		$28.2	$23.0	$37.5	$30.9	$33.7	$35.1	$31.9	$13.8	$(4.4)	$(6.0)
Less: Paid Expenses		$(5.0)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Less: Invoiced/Yet to be Paid Expenses		$(4.9)	$(4.1)	$—	$—	$—	$—	$—	$—	$—	$—
Less: Forecasted Coal Expenses		$(11.3)	$(5.6)	$(23.3)	$(16.8)	$(21.5)	$(23.0)	$(21.0)	$(17.9)	$(15.3)	$(16.1)
Less: Forecasted Planned Overhaul & CapEx		$(3.6)	$(2.1)	$(4.4)	$(6.3)	$(4.1)	$(3.7)	$(7.6)	$(17.9)	$(15.0)	$(3.7)
Less: Forecasted Other O&M Expenses & Lag		$(2.3)	$(11.2)	$(9.8)	$(7.8)	$(8.1)	$(8.4)	$(14.7)	$(7.5)	$(8.6)	$(7.7)
Balance Before End-of-Month Transfer		$1.0	$—	$—	$—	$—	$—	$(11.5)	$(29.4)	$(43.3)	$(33.4)
Plus: Transfer from Revenue Account		$21.9	$37.5	$30.9	$33.7	$35.1	$31.9	$25.4	$25.0	$37.3	$45.2
Ending Balance for Current Month		$23.0	$37.5	$30.9	$33.7	$35.1	$31.9	$13.8	$(4.4)	$(6.0)	$11.8

Senior Rent Payment Account
Ending Balance from Prior Month (2)		$39.9	$48.4	$3.5	$4.2	$12.9	$19.6	$19.6	$19.6	$(28.2)	$(28.2)
Less: Senior Rent Payment		$—	$(48.4)	$—	$—	$—	$—	$—	$(47.7)	$—	$—
Plus: Transfer from Revenue Account		$8.5	$3.5	$0.7	$8.7	$6.7	$—	$—	$—	$—	$—
Ending Balance for Current Month		$48.4	$3.5	$4.2	$12.9	$19.6	$19.6	$19.6	$(28.2)	$(28.2)	$(28.2)

Equity Account
Ending Balance from Prior Month (2)		$19.0	$16.6	$—	$—	$—	$—	$—	$—	$—	$—
Less: Transfer to Revenue Account		$(19.0)	$(16.6)	$—	$—	$—	$—	$—	$—	$—	$—
Balance Before End-of-Month Transfer		$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Plus: Transfer from Revenue Account		$16.6	$—	$—	$—	$—	$—	$—	$—	$—	$—
Ending Balance for Current Month		$16.6	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Funding Shortfall (5)		$—	$—	$—	$—	$—	$—	$(11.5)	$(57.6)	$(71.4)	$(61.6)

Senior Rent Schedule
Senior Rent Payment		$—	$48.4	$—	$—	$—	$—	$—	$47.7	$—	$—
Senior Rent Reserve Requirement		$8.0	$7.8	$7.8	$7.8	$7.8	$7.8	$7.8	$7.0	$7.0	$7.0
Senior Rent Fees and Expenses		$0.5	$—	$—	$—	$—	$—	$0.7	$—	$—	$—
Target End-of-Month Senior Rent Reserve Balance		$47.9	$7.8	$15.7	$23.5	$31.4	$39.2	$47.0	$7.0	$14.1	$21.1

Notes:
(1)	All netting of revenues takes place at EMMT before Total Net Revenue is transferred to the Revenue Account.
(2)	Starting cash balance as of 3/1/2012.
(3)	Assumes continued prepayment of revenues by EMMT.
(4)	Amounts available in Equity Account can be used to fund Revenue Account.
(5)	Sum of Operating Account Shortfall (Balance Before End-of-Month Transfer from Revenue Account), if any, and Senior Rent Payment Account shortfall, if any.